Exhibit 10.11

AMENDMENT NO. 1 TO
ELECTION TO CAUSE MERGER AGREEMENT

THIS AMENDMENT NO. 1 TO ELECTION TO CAUSE MERGER AGREEMENT, dated as of April 1, 2015 (this “Amendment”), is made by and among Cosi, Inc., a Delaware corporation (“Cosi”), Hearthstone Associates, LLC, a Massachusetts limited liability company (“HoldCo”) and Robert J. Dourney and Nancy J. Dourney (the “Holders”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Election Agreement (as defined below).

WHEREAS, Cosi, Holdco and the Holders entered into that certain Election to Cause Merger Agreement dated as of March 18, 2014 (the “Election Agreement”);

WHEREAS, pursuant to the Election Agreement, upon the consummation of the Merger, the Holders are to receive 1,790,993 shares of Cosi common stock as consideration therefore;

WHEREAS, HoldCo and Richard Bagge (“RB”) have entered into a Member Interest Purchase Agreement and LLC Admission, Amendment and Member Consent dated as of the date hereof (the “Purchase Agreement”) pursuant to which RB will purchase a 4.062617% membership interest in HoldCo and the Amended and Restated Limited Liability Company Agreement of HoldCo dated as of March 30, 2009, as amended (the “HoldCo LLC Agreement”) will be amended to reflect the transactions contemplated by the Purchase Agreement;

WHEREAS, HoldCo may not consummate the transactions contemplated by the Purchase Agreement or amend the HoldCo LLC Agreement as described above without the prior written consent of Cosi pursuant to the Election Agreement (the “Transactions”);

WHEREAS, pursuant to Section 16 of the Election Agreement, the Election Agreement may be amended by a written agreement signed on behalf of Cosi and HoldCo; and

WHEREAS, the parties hereto desire to amend the Election Agreement to reflect the issuance of membership interests of HoldCo to RB as set forth in this Amendment, Cosi desires to consent to the Transactions and the Holders with to acknowledge and consent to this Amendmentas.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to the Election Agreement. Schedule 5.6(b) of the Election Agreement shall be amended in its entirety to read as follows:

“Robert J. Dourney - 94.97800917%
Nancy Dourney – 0.95937383%
Richard Bagge – 4.062617%”.

2. Consents. Cosi hereby agrees and consents to the Transactions pursuant to Section 8(a), 8(b) and 8(d) of the Election Agreement. The Holders hereby agree and consent to this Amendment and to the Transactions.

3. No Other Amendments, Modifications or Waivers. Except as expressly set forth herein, (i) nothing contained herein shall be deemed to constitute an amendment, modification or waiver, express or implied, of any term or provision of the Election Agreement and (ii) the Election Agreement is and shall remain in full force and effect in accordance with its terms.

4. Counterparts. This Amendment may be executed in counterparts, all of which shall be considered one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that all the parties need not sign the same counterpart. Copies (facsimile, photostatic, electronic or otherwise) of signatures to this Agreement shall be deemed to be originals and may be relied on to the same extent as the originals.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

COSI, INC.

By:/s/ R. J. Dourney/
Name: R. J. Dourney
Title: CEO & President

HEARTHSTONE ASSOCIATES, LLC

By: /s/ R. J. Dourney/
Robert J. Dourney, Manager

HOLDERS:

/s/ R. J. Dourney
Robert J. Dourney

/s/ Nancy Dourney
Nancy Dourney

[Signature Page to Amendment No. 1 to Election to Cause Merger Agreement]